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                                                                    Exhibit 10.1


                        MORTGAGE LOAN PURCHASE AGREEMENT


     This Mortgage Loan Purchase Agreement (this "Agreement"), dated [___] [__], 20[__], is between SunTrust Real Estate Trust, LLC, a Delaware limited liability company (the "Purchaser") and [NAME OF SPONSOR], a [ENTITY TYPE OF SPONSOR] (the "Seller").

     WHEREAS, pursuant to (i) that certain [NAME OF UNDERLYING SALE AGREEMENT], dated as of [___] [__], 20[__] (the "Underlying Sale Agreement"), by and between Seller and [NAME OF UNDERLYING SELLER #1] ("Underlying Seller") and (ii) that certain [NAME OF PURCHASE CONFIRMATION], dated [___] [__], 20[__], by and between Underlying Seller and the Seller, (the "Purchase Confirmation" and, together with the Underlying Sale Agreement, the "Underlying Agreements"), the Seller purchased the mortgage loans listed on Exhibit I hereto (the "Mortgage Loans I") from Underlying Seller;

     [WHEREAS, pursuant to that certain Assignment, Assumption and Recognition Agreement, dated [___] [__], 20[__], by and among [NAME OF UNDERLYING SELLER #2] ("Underlying Seller B"), the Seller and ABN [OTHER PARTIES TO THE UNDERLYING SALE AGREEMENT B] (the "Underlying Sale Agreement B"), the Seller purchased the mortgage loans listed on Exhibit II hereto (the "Mortgage Loans II") from Underlying Seller B;]

     [WHEREAS, pursuant to (i) that certain Flow Sale and Servicing Agreement, dated as of [___] [__], 20[__], by and between the Seller and [NAME OF UNDERLYING SELLER #3] ("Underlying Seller C"), (ii) that certain Memorandum of Sale, dated [___] [__], 20[__], by and between Seller and Underlying Seller C ((i) and (ii) collectively, the "Underlying Sale Agreements C"), the Seller purchased the mortgage loans listed on Exhibit III hereto (the "Mortgage Loans III") from Underlying Seller C;]

     [WHEREAS, pursuant to (i) that certain Master Seller's Warranties and Servicing Agreement, dated as of [___] [__], 20[__], by and between Seller and [NAME OF UNDERLYING SELLER #4] ("Underlying Seller D"), (ii) that certain Master Assignment, Assumption and Recognition Agreement, dated as of [___] [__], 20[__], by and among Underlying Seller D, the Seller and [OTHER PARTIES TO THE UNDERLYING AAR] and (iii) that certain Assignment and Conveyance Agreement, dated [___] [__], 20[__] by and between Underlying Seller D and the Seller ((i),
(ii) and (iii) collectively, the "Underlying Sale Agreements D"), the Seller purchased the mortgage loans listed on Exhibit IV hereto (the "Mortgage Loans IV") from Underlying Seller D;]

     [WHEREAS, pursuant to (i) that certain Master Mortgage Loan Purchase Agreement, dated as of [___] [__], 20[__], by and between the Seller and [NAME OF UNDERLYING SELLER #5] ("Underlying Seller E") and (ii) that certain Assignment and Conveyance Agreement, dated [___] [__], 20[__], by and between the Seller and Underlying Seller E ((i) and (ii) collectively, the "Underlying Sale Agreements E"), the Seller purchased the mortgage loans listed on Exhibit V hereto (the "Mortgage Loans V") from Underlying Seller E;]


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     [WHEREAS,  pursuant  that certain  Mortgage  Loan  Purchase and  Warranties
Agreement, dated as of [___] [__], 20[__] (the "Underlying Sale Agreement F" and, together with the Underlying Sale Agreements, the Underlying Sale Agreement B, the Underlying Sale Agreements C, the Underlying Sale Agreements D, the Underlying Sale Agreements E, the "Transfer Agreements"), by and between the Seller and [NAME OF UNDERLYING SELLER #6] ("Underlying Seller F", together with Underlying Seller, Underlying Seller B, Underlying Seller C, Underlying Seller D, Underlying Seller E, the "Underlying Transferors")), the Seller purchased the mortgage loans listed on Exhibit VI attached hereto (the "Mortgage Loans VI" and, together with the Mortgage Loans I, the Mortgage Loans II, the Mortgage Loans III, the Mortgage Loans IV and the Mortgage Loans V, the "Mortgage Loans")) from Underlying Seller F;]

     WHEREAS, the Seller is the owner of the Mortgage Loans and the related notes or other evidence of indebtedness (the "Mortgage Notes") or other evidence of ownership, and the other documents or instruments constituting the related mortgage file (the "Mortgage File");

     WHEREAS,  the  Seller,  as of the  date  hereof,  owns the  mortgages  (the
"Mortgages") on the properties (the "Mortgaged Properties") securing such Mortgage Loans, including rights (a) to any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) to the proceeds of any insurance policies covering the Mortgage Loans or the Mortgaged Properties or the obligors on the Mortgage Loans;

     WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser and the Purchaser purchase the Mortgage Loans from the Seller pursuant to the terms of this Agreement; and

     WHEREAS, pursuant to the terms of a Pooling and Servicing Agreement, dated [___] [__], 20[__] (the "Pooling and Servicing Agreement"), among the Purchaser, as depositor, [NAME OF TRUSTEE], as trustee (the "Trustee"), [NAME OF MASTER SERVICER], as master servicer and [NAME OF SECURITIES ADMINISTRATOR], as securities administrator (the "Securities Administrator"), the Purchaser will convey the Mortgage Loans to [NAME OF THE TRUST] (the "Trust").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     The Purchaser and the Seller hereby recite and agree as follows:

     1. Defined Terms. Terms used without definition herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement relating to the issuance of the Purchaser's Mortgage Pass-Through Certificates, Series 20[__]-[__] (the "Certificates") or, if not defined therein, in the underwriting agreement, dated [___] [__], 20[__] (the "Underwriting Agreement"), between the Purchaser and [NAME(S) OF UNDERWRITER(S)], or in the purchase agreement, dated [___] [__], 20[__] (the "Purchase Agreement"), between the Purchaser and [NAME(S) OF UNDERWRITER(S)].

     2. Purchase Price; Purchase and Sale. The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans. In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the

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Purchaser  agrees  to pay to the  Seller on the  Closing  Date,  in  immediately available funds, an amount equal to $[______________] (the "Purchase Price").

          Upon payment of the Purchase Price, the Seller shall be deemed to have transferred, assigned, set over and otherwise conveyed to the Purchaser all the right, title and interest of the Seller in and to the Mortgage Loans and all Mortgage Files, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date (and including scheduled payments of principal and interest due after the Cut-off Date but received by the Seller on or before the Cut-off Date and Principal Prepayments received or applied on the Cut-off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-off
Date), [together with the remedy provisions of Section [____] of the Underlying Sale Agreement, with respect to the Mortgage Loans I purchased by the Seller from Underlying Seller, the remedy provisions of Section [___] of the Underlying Sale Agreement B, with respect to the Mortgage Loans II purchased by the Seller from Underlying Seller B,] and all of the Seller's rights, title and interest in and to all Mortgaged Property and any related title, hazard, primary mortgage, mortgage pool policy or other insurance policies including all income, payments, products and proceeds of any of the foregoing (but excluding any of the rights the Seller may have with respect to premium recapture or purchase price protection). The Purchaser hereby directs the Seller, and the Seller hereby agrees, to deliver to the Trustee all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee under the Pooling and Servicing Agreement and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request.

     3. Representations and Warranties as to the Mortgage Loans. The representations and warranties with respect to the Mortgage Loans in the related Transfer Agreement were made as of the date specified in such Transfer Agreement. The Seller's right, title and interest in such representations and warranties and the remedies in connection therewith have been assigned to the Purchaser pursuant to [(a)] the Assignment, Assumption and Recognition Agreement, dated [___] [__], 20[__], by and among the Seller, the Purchaser, the Trustee and Underlying Seller [, (b) the Assignment, Assumption and Recognition Agreement, dated [___] [__], 20[__], by and among the Seller, the Purchaser, the Trustee and Underlying Seller B, (c) the Assignment, Assumption and Recognition Agreement, dated [___] [__], 20[__], by and among the Seller, the Purchaser, the Trustee and Underlying Seller C, (d) the Assignment, Assumption and Recognition Agreement, dated [___] [__], 20[__], by and among the Seller, the Purchaser, the Trustee and Underlying Seller D, (e) the Assignment, Assumption and Recognition Agreement, dated [___] [__], 20[__], by and among the Seller, the Purchaser, the Trustee and Underlying Seller E, (f) the Assignment, Assumption and Recognition Agreement, dated [___] [__], 20[__], by and among the Seller, the Purchaser, the Trustee and Underlying Seller F]. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of an Underlying Transferor under the related Transfer Agreement and (ii) a representation or warranty of the Seller under this Agreement, the only right or remedy of the Purchaser shall be the right to enforce the obligations of the related Underlying Transferor under any applicable representation or warranty made by the related Underlying Transferor. The Purchaser acknowledges and agrees that the representations and warranties of the Seller in this Section 3 are applicable only to facts, conditions or events that do not constitute a breach of any representation or warranty made by an Underlying Transferor in the related Transfer Agreement in the related

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underlying sale agreement. The Seller shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by an Underlying Transferor in the related Transfer Agreement (other than with respect to the
representations   or   warranties   in  Section   3(k),   to  the  extent   such
representations and warranties relate to predatory or abusive lending and the representations and warranties in Section 3(p) below), without regard to whether such Underlying Transferor fulfills its contractual obligations in respect of such representation or warranty. Subject to the foregoing, the Seller represents and warrants with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein, that as of the Closing Date:

          (a) The information set forth with respect to the Mortgage Loans on the mortgage loan schedules attached hereto as Exhibit I, Exhibit II, Exhibit III, Exhibit IV, Exhibit V and Exhibit VI (the "Mortgage Loan Schedules") provides an accurate listing of the Mortgage Loans, and the information with respect to each Mortgage Loan on the related Mortgage Loan Schedule is true and correct in all material respects at the date or dates respecting which such information is given;

          (b) No Mortgage Loan is more than thirty (30) days delinquent as of the Cut-off Date. The Seller has not waived any default, breach, violation or event of acceleration, and the Seller has not taken any action to waive any default, breach, violation or even of acceleration, with respect to any Mortgage Loan;

          (c) There are no delinquent taxes, assessments that could become a lien prior to the related Mortgage or insurance premiums affecting the related Mortgaged Property;

          (d) With respect to each Mortgage Loan, the related Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the related Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

          (e) With respect to each Mortgage Loan, there is no material default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, and neither the Seller nor its predecessors have waived any material default, breach, violation or event of acceleration;

          (f) With respect to each Mortgage Loan, the related Mortgaged Property is free of material damage that would affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

          (g) With respect to each Mortgage Loan, to the Seller's knowledge, there is no proceeding pending for the total or partial condemnation of the Mortgaged Property;

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          (h) With respect to each Mortgage Loan, the related Mortgaged Property is lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of each Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities, except where the failure would not have a material adverse effect upon the Mortgage Loan;

          (i) No Mortgage Loan is in foreclosure;

          (j) Each Mortgage Loan is a "qualified mortgage" within the meaning of
Section 860G of the Code and Treas. Reg ss. 1.860G-2(a)(1);

          (k) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, all applicable predatory and abusive lending laws, equal credit opportunity or disclosure laws (inclusive of prepayment charges) applicable to the origination and servicing of each Mortgage Loan have been complied with;

          (l) Except with respect to each Mortgage Loan for which the related Mortgage is recorded in the name of MERS, the Seller is the sole owner of record and holder of the Mortgage Loan. With respect to each Mortgage Loan, the related Mortgage Note and the Mortgage are not assigned or pledged, and the Seller has good and marketable title thereto and has full right and authority to transfer and sell the Mortgage Loan to the Purchaser. The Seller is transferring the Mortgage Loan free and clear of any and all encumbrances, liens, pledges, equities, participation interests, claims, agreements with other parties to sell or otherwise transfer the Mortgage Loan, charges or security interests of any nature encumbering such Mortgage Loan;

          (m) With respect to each Mortgage Loan, the terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interests of the Purchaser and maintain the lien priority of the Mortgage and which has been delivered to the Purchaser or its designee. The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the policy, and its terms are reflected on the related Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage File delivered to the Purchaser or its designee and the terms of which are reflected on the related Mortgage Loan Schedule;

          (n) The Seller has not dealt with any broker, investment banker, agent or other Person (other than the Purchaser) who may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;

          (o) No Mortgage Loan is a "high cost" loan as defined under any federal, state or local law applicable to such Mortgage Loan at the time of its origination;

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          (p) No  Mortgage  Loan  is  a  High  Cost  Loan  or  Covered  Loan, as
applicable (as such terms are defined in S&P's LEVELS(R) Glossary, which is now Version 5.7 Revised, Appendix E) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act;

          (q) The hazard insurance policy on each Mortgage Loan has been validly issued and is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement;

          (r) With respect to each Mortgage Loan, each Mortgage evidences a valid, subsisting, enforceable and perfected first or second lien on the related Mortgaged Property (including all improvements on the Mortgaged Property). The lien of the Mortgage is subject only to: (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender's title insurance policy or attorney's opinion of title and abstract of title delivered to the originator of such Mortgage Loan, (3) in the case of a second lien
Mortgage Loan, the first lien, and (4) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage. Any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee in connection with, a Mortgage Loan establishes a valid, subsisting and enforceable first or second lien on the property described therein and the Seller has, and the Purchaser will have, the full right to sell and assign the same to the Trustee;

          (s) With respect to any Mortgage Loan covered by a title insurance policy, the originator is the sole insured of such mortgagee title insurance policy, such mortgagee title insurance policy is in full force and effect and will inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement, no claims have been made under such mortgagee title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything that would impair the coverage of such mortgagee title insurance policy;

          (t) With respect to each Mortgage Loan, there are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

          (u) If  the Mortgage Loan is secured by a long-term residential lease,
(1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Assigned Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Assigned Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Assigned Mortgage being entitled to receive written notice of, and


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opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Assigned Mortgage is in existence,
(c) prohibit the holder of the Assigned Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Assigned Mortgaged Property or (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Assigned Mortgage Note; and (6) the Assigned Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice; and

          (v) All information on the Mortgage Loan Schedules regarding any prepayment charges is complete and accurate in all material respects and each prepayment charge has customary terms and is permissible and enforceable in accordance with its terms under applicable law.

     Notwithstanding the foregoing, with respect to the Mortgage Loans, no representations or warranties are made by the Seller as to the environmental condition of any related Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any related Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any related Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any related Mortgaged Property; or the compliance of any related Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Seller authorized or able to make any such representation, warranty or assumption of liability relative to any related Mortgaged Property. In addition, no representations or warranties are made by the Seller with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

     The Seller hereby agrees that any cure of a breach of such representations and warranties shall be in accordance with the terms of the Pooling and Servicing Agreement.

     4. No Broker's Fees. The Seller hereby represents and warrants to the Purchaser that the Seller has not dealt with any broker, investment banker, agent or other Person (other than the Purchaser) who may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans.

     5. Repurchase or Substitution. Upon discovery by the Seller, the Purchaser, the Trustee or any assignee, transferee or designee of the Trustee of a missing or defective document in the Mortgage File, as provided in Section 2 of this Agreement or the Pooling and Servicing Agreement or a breach of any of the representations and warranties set forth in Section 3 (to the extent provided therein) that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, the party discovering such breach shall give prompt written notice to the others. Within ninety (90) days after the earlier of the Seller's discovery or receipt of notification of such missing or defective document or breach of a representation and warranty (notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty), the Seller shall promptly cure such breach in all material respects, or in the event such missing or defective

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document or breach  cannot be cured,  the Seller shall  repurchase  the affected
Mortgage Loan. Alternatively, the Seller hereby agrees (notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty), if so requested by the Purchaser, to substitute for any such Mortgage Loan, a new mortgage loan having characteristics such that the representations and warranties referred to in Section 3 (to the extent provided therein) above would not have been incorrect (except for representations and warranties as to the correctness of the related Mortgage Loan Schedule) had such substitute mortgage loan originally been a Mortgage Loan. The Seller further agrees that a substituted mortgage loan will have on the date of substitution the criteria set forth in the definition of "Substitute Mortgage Loan" in the Pooling and Servicing Agreement and will comply with the substitution provisions of Section 2.02 of the Pooling and Servicing Agreement. The Seller shall remit to the Purchaser, in cash, the difference between the unpaid principal balance of the Mortgage Loan to be substituted and the unpaid principal balance of the substitute mortgage loan.

          If the breach  of  the  representation  set forth in  clauses  (k) and
(p) of Section 3 herein occurs as a result of a violation of an applicable predatory or abusive lending law, the Seller agrees to reimburse the Purchaser for all costs and damages incurred by the Purchaser as a result of the violation of such law; provided that, with respect to any Mortgage Loan, the Seller has no obligation to reimburse the Purchaser for any such costs and damages that are reimbursed by an Underlying Transferor.

          The Purchaser acknowledges and agrees that it shall have no rights against the Seller under this Section 5, except with respect to the preceding paragraph, if the breach of any representation or warranty also constitutes a breach of a representation or warranty made by an Underlying Transferor under the related Transfer Agreement, but shall instead enforce its rights against such Underlying Transferor.

     6. Underwriting.

        (a) The Seller hereby agrees to furnish any and all information, documents, certificates, letters or opinions with respect to the mortgage loans, reasonably requested by the Purchaser in order to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to the Underwriting Agreement or the Purchase Agreement at or prior to the Closing Date.

        (b) For so long as the Securities Administrator is required to file any report with the Commission pursuant to Section 3.22 of the Pooling and Servicing Agreement, the Seller shall furnish to the Securities Administrator, on each Distribution Date, the "significance estimate" of each Interest Rate Swap Agreement and each Interest Rate Cap Agreement, each calculated in accordance with Item 1115 of Regulation AB as of such Distribution Date.

     7. Costs. The Purchaser shall pay all expenses incidental to the performance of its obligations under the Underwriting Agreement and the Purchase Agreement, including without limitation (i) any recording fees or fees for title policy endorsements and continuations, (ii) the expenses of preparing, printing and reproducing the Prospectus, the Prospectus Supplement, the Underwriting Agreement, the Private Placement Memoranda, the Purchase Agreement, the Pooling and Servicing Agreement and the Certificates and (iii) the cost of delivering the Certificates to the offices of or at the direction of [NAME OF UNDERWRITER] insured to the satisfaction of [NAME OF UNDERWRITER].

     8. Notices. All demands, notices and communications hereunder shall be in writing, shall be effective only upon receipt and shall, if sent to the Purchaser, be addressed to it at SunTrust Real Estate Trust, LLC, 303 Peachtree Street, Atlanta, Georgia 30308, Attention: John P. Giegerich, with a copy to:, SunTrust Bank, 303 Peachtree Street, Atlanta, Georgia 30308, Attention: Woodruff
A. Polk, or if sent to the Seller, be addressed to it at [NAME OF SPONSOR] [ADDRESS OF SPONSOR].

     9. Trustee Assignee. The Seller acknowledges the assignment of the Purchaser's rights hereunder to the Trustee on behalf of the Trust and that the representations, warranties and agreements made by the Seller in this Agreement may be enforced by the Trustee, on behalf of the Trust, against the Seller.

     10. Recharacterization. The parties to this Agreement intend the conveyance by the Seller to the Purchaser of all of its right, title and interest in and to the Mortgage Loans and all Mortgage Files, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date (and including scheduled payments of principal and interest due after the Cut-off Date but received by the Seller on or before the Cut-off Date and Principal Prepayments received or applied on the Cut-off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date), together with all of the Seller's rights, title and interest in and to all Mortgaged Property and any related title, hazard, primary mortgage, mortgage pool policy or other insurance policies including all income, payments, products and proceeds of any of the foregoing, pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted to the Purchaser a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans.

     11. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of law provisions. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may not be changed in any manner which would have a material adverse effect on Holders of Certificates without the prior written consent of the Trustee. The Trustee shall be protected in consenting to any such change to the same extent provided in Article IX of the Pooling and Servicing Agreement. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument. This Agreement shall bind and inure to the benefit of and be enforceable by the Purchaser and the Seller and their respective successors and assigns.

     IN WITNESS WHEREOF, the Purchaser and the Seller have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.



                                      SUNTRUST REAL ESTATE TRUST, LLC


                                      By:
                                           -------------------------------------
                                      Name:
                                      Title:



                                      [NAME OF SPONSOR]


                                      By:
                                           -------------------------------------
                                      Name:
                                      Title:
























        [Signature Page to the Form of Mortgage Loan Purchase Agreement]

                                    EXHIBIT I

                                Mortgage Loans I

                                   EXHIBIT II

                                Mortgage Loans II

                                   EXHIBIT III

                               Mortgage Loans III

                                   EXHIBIT IV

                                Mortgage Loans IV

                                    EXHIBIT V

                                Mortgage Loans V

                                   EXHIBIT VI

                                Mortgage Loans VI